UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2018

iRhythm Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0001-37918	20-8149544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

650 Townsend Street, Suite 500

San Francisco, California 94103

(Address of principal executive office) (Zip Code)

(415) 632-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Named Executive Officers

On February 27, 2018, the Board of Directors (the “Board”) of iRhythm Technologies, Inc. (the “Company”), upon recommendation of its Compensation Committee (the “Committee”) and in consultation with the Company’s independent compensation consultant, Compensia, Inc. (“Compensia”), approved various compensation arrangements for the Company’s named executive officers (the “NEOs”).

The Committee approved new base salary and bonus opportunity targets for fiscal year 2018 for the NEOs. The table below sets forth the annual base salary and annual target bonus for the NEOs that is effective as of February 25, 2018. The bonus amounts will be determined based upon achievement of a mix of Company and individual performance objectives pursuant to the Company’s Executive Incentive Compensation Plan, which was filed with the Securities and Exchange Commission as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 on October 7, 2016.

Name	Title	Annual Base Salary for Fiscal Year 2018	Annual Target Bonus for Fiscal Year 2018
Kevin M. King	President, Chief Executive Officer and Director	$550,000	$550,000

Matthew C. Garrett	Chief Financial Officer	$355,000	$177,500

David A. Vort	Executive Vice President, Sales	$320,000	$240,000

Derrick Sung	Executive Vice President, Strategy and Corporate Development	$310,000	$108,500

Compensation for Non-Employee Directors

The Compensation Committee undertook an analysis similar to that for the executive officers with respect to evaluating the compensation of the Company’s non-employee directors. As a result of such analysis, upon the recommendation of the Compensation Committee and in consultation with Compensia, the Board approved an increase to the additional cash compensation payable for service as Chairman of the Board to a new total of $48,000 per year. The Board also increased the value of the initial award that a director receives under the Company’s 2016 Equity Incentive Plan (the “EIP”) upon joining the Board to $190,000, which is benchmarked as compensation at the 50th percentile in the peer group of companies to which the Company compares itself. The directors also changed the mix of the awards from 50% options and 50% restricted stock units to 100% restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IRHYTHM TECHNOLOGIES, INC.

Date: March 5, 2018	By:	/s/ Kevin M. King
Kevin M. King
Chief Executive Officer